UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2008

THE FIRST BANCORP, INC.

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	Page 1

Item 8.01 Other Events.	Page 1

Item 9.01 Financial Statements and Exhibits.	Page 1

Signatures	Page 2

Exhibit Index	Page 3

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a Special Meeting of Shareholders on December 29, 2008, the Registrant’s Articles of Incorporation were amended to allow the Company to issue preferred stock, filed herewith as Exhibit 3.1.

Section 8 - Other Events

Item 8.01 Other Events.

On December 29, 2008, the Registrant issued the press release filed herewith as Exhibit 99.1 announcing the amendment of the Company’s Articles of Incorporation. This will enable the Company to receive a $25 million investment under the United States Treasury Capital Purchase Program.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

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The following Exhibits are being furnished herewith:

3.1 Amended Article FIFTH of the Registrant’s Articles of Incorporation

99.1 Registrant's Press Release dated December 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

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F. Stephen Ward

Executive Vice President &

Chief Financial Officer

Dated: December 29, 2008

Exhibit Index

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Exhibit

Number Description of Exhibit

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3.1 Amended Article FIFTH of the Registrant’s Articles of Incorporation

99.1 Registrant's Press Release dated December 29, 2008.